UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2010
Date of Report (Date of earliest event reported)

Sport Endurance, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-161943	26-2754069
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1890 South 3850 West, Salt Lake City, Utah 84104
(Address of principal executive offices)
(Zip Code)

(877) 255-9218
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Materially Important Events

Withdraw of Pre 14C

1.           On July 22, 2010, the Company Pursuant to Rule 477(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Sport Endurance, Inc. (the "Registrant") hereby requested immediate withdrawal of its Prer 14C (File No. 333-161943), which was filed with the Securities and Exchange Commission (the "Commission") on July 12, 2010 along with any amendments and exhibits (the "Prer 14C").

Our current capital structure is as follows:

There are currently 57,200,000 shares of common stock issued, and outstanding, and 2,000,000 Class A Preferred shares issued and outstanding on a fully diluted basis.

 2.    There are currently 480,000,000 common shares authorized, and 20,000,000 preferred Class A shares authorized, with a par value of $0.001 per share.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPORT ENDURANCE, INC.

Dated: July 27, 2010	By:	/s/ Robert Timothy
Robert Timothy
Chief Executive Officer and Chairman, President

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